INVESTMENT SECURITIES	12 Months Ended
Dec. 31, 2021
Investments, Debt and Equity Securities [Abstract]
INVESTMENT SECURITIES
4.	INVESTMENT SECURITIES
On May 30, 2019, Melco executed a definitive purchase agreement, as amended on August 28, 2019 (collectively, the “Share Sale Agreement”) pursuant to which Melco agreed to, through its subsidiary, acquire and an independent third party
, CPH Crown Holdings Pty Limited (“CPH”), agreed to sell, an aggregate of 135,350,000 shares of Crown Resorts Limited (“Crown”), an Australian-listed corporation, representing approximately 19.99% of the issued shares of Crown, in two equal tranches at Australian dollars (“AUD”) 13.00 per share. On June 6, 2019, the Company completed the acquisition of the first tranche of approximately 9.99% issued shares of Crown and recognized non-current
investment securities of AUD880,639,927 (equivalent to $618,455) (including transaction costs).
On February 6, 2020, the Company agreed with CPH to terminate the obligation to purchase the second tranche of approximately 9.99% issued shares of Crown as contemplated under the Share Sale Agreement at no consideration.
On April 29, 2020, the Company disposed of the first tranche of approximately 9.99% issued shares of Crown at AUD8.15 per share to an independent third party. The aggregate consideration was AUD551,551,250 (equivalent to $359,060). Upon completion of this disposal, the Company ceased to be a shareholder of Crown.
During the year ended December 31, 2020, the Company disposed of all of its investments in mutual funds that were mainly invested in bonds and fixed interest securities.
The components of (losses) gains on marketable equity securities were as follows:

	Year Ended December 31,
	2020	2019
Net losses recognized on market equity securities	$(165,440)	$(41,737)
Less: Net losses (gains) recognized on marketable equity securities sold during the year	165,440	(3,085)

Unrealized losses recognized on marketable equity securities still held at the reporting date	$—	$(44,822)